THE RBB FUND, INC.

ROBECO INVESTMENT FUNDS

(INVESTMENT PORTFOLIOS OF THE RBB FUND, INC.)

Supplement dated July 24, 2009

to the Institutional Class and Investor Class Prospectuses

dated December 31, 2008, as revised April 17, 2009

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

1.	Change to the SAM Sustainable Global Active Fund Principal Investment Strategies Section

The third sentence of the third paragraph on page 38 of the Investor Class prospectus and page 43 of the Institutional Class prospectus under “Principal Investment Strategies” will be replaced with the following sentence:

Second, valuations of companies are conducted using SAM’s unique models, which assess financial criteria as well as sustainability aspects pertaining to the environment and social criteria.

2.	Portfolio Manager Addition for the SAM Sustainable Themes Fund

The first sentence of the second paragraph under “Portfolio Managers - SAM Funds” on page 52 of the Investor Class prospectus and page 58 of the Institutional Class will be replaced with the following sentence:

Dr. Thiemo Lang serves as lead portfolio manager for the SAM Sustainable Climate Fund and deputy portfolio manager for the SAM Sustainable Themes Fund.

Please retain this Supplement for future reference.